Net Loss per Share	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Net loss per Share

Note 14. Net loss per Share

The following table presents the computation of basic and diluted net loss per share:

	Year ended December 31,
	2021	2020	2019
	(In thousands, except per share amounts)
Numerator:
Net loss attributable to Stratasys Ltd. for basic and diluted net loss per share	$(61,982)	$(443,721)	$(10,849)

Denominator:
Weighted average shares – denominator for basic and diluted net loss per share	63,471	54,918	54,260

Net loss per share Basic and diluted	$(0.98)	$(8.08)	$(0.20)

The computation of diluted net loss per share for the years ended December 31, 2021, 2020 and 2019 excluded share awards of 4.8 million, 4.9 million and 4.3 million, respectively, because their inclusion would have had an anti-dilutive effect on the diluted net loss per share.